UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 4, 2011

LaBARGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-05761	73-0574586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 Clayton Road, St. Louis, Missouri 63124
(Address of principal executive offices)		(Zip Code)

(314) 997-0800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act.

(X) Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K filed on April 4, 2011 (the “Original Form 8-K”) is being filed to indicate on the cover page that the information included herein and attached hereto is being filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended. All other information included in and filed with the Original Form 8-K remains unchanged.

Item 8.01.Other Events.

On April 4, 2011, LaBarge, Inc. (the “Company”) issued a press release announcing that it has entered into a definitive agreement with Ducommun Incorporated (“Ducommun”) pursuant to which Ducommun will acquire the Company for a purchase price of $19.25 per share in cash. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release of LaBarge, Inc. issued April 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2011

LaBARGE, INC.

By: /s/DONALD H. NONNENKAMP
Name: Title:	Donald H. Nonnenkamp Vice President, Chief Financial Officer and Secretary